UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 7, 2008

Safeguard Scientifics, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
435 Devon Park Drive, Building 800, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	610-293-0600

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition

On August 7, 2008, Safeguard Scientifics, Inc. (the “Company”) issued a press release setting forth the Company’s financial information for the second quarter ended June 30, 2008.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.     Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated August 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated:	August 7, 2008	By:	BRIAN J. SISKO
Brian J. Sisko
Senior Vice President and General Counsel